                      SECURITIES AND EXCHANGE COMMISSION

                            450 Fifth Street, N.W.
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                       Date of report: November 15, 1997



                Volkswagen Credit Auto Receivables Corporation
                -----------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



                                   EXHIBITS

      Delaware                     33-80055                 38-2748796
      --------                     --------                 ----------

(State of incorporation)       (Commission File)          (IRS Employer
                                     Number)              Identification No.)

                3800 Hamlin Road, Auburn Hills, Michigan 48326
                ----------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

      Registrant's telephone number, including area code: (248) 340-4938

                                      N/A
-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5. Other Events

        The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Trust, Series 1996-1 for the Collection Period ended November 15, 1997, provided to Citibank, N.A., as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.


Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

     Designation            Description                     Method of Filing
     -----------            -----------                     ----------------

     Exhibit 20       Report for the month ended         Filed with this report
                      November 15, 1997 provided to
                      Chemical Bank, as trustee
                      under the Volkswagen
                      Credit Auto Master Trust,
                      Series 1996-1

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      Volkswagen Credit Auto Master Trust




                                      By: Volkswagen Credit Auto
                                          Receivables Corporation



                                      By:  /s/ Allen L. Strang
                                         ----------------------------
                                           Allen L. Strang

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
                  VOLKSWAGEN CREDIT AUTO MASTER TRUST 1996-1

-------------------------------------------------------------------------------


                Distribution Date Statement: November 17, 1997



a. Aggregate Amount of Collections                 $227,098,292.82
   Aggregate Amount of Interest                      $3,423,126.78
   Collections
   Aggregate Amount of Principal                   $223,675,166.04
   Collections
   Investment Proceeds                                       $0.00

b. Series Allocation Percentage                            100.00%
   Floating Allocation Percentage                          101.99%
   Fixed Allocation Percentage                     N/A

c. Total Amount Distributed on                       $1,988,593.75
   Series 1996-1

d. Amount of Such Distribution                               $0.00
   Allocable to Principal on 1996-1

e. Amount of Such Distribution                       $1,988,593.75
   Allocable to Interest on 1996-1

f. Investor Default Amount                                   $0.00

g. Draw Amount                                               $0.00

h. Investor Charge Offs                                      $0.00
   Amounts of Reimbursements                                 $0.00

i. Monthly Servicing Fee                                     1.00%

j. Expected Controlled                                       $0.00
   Distribution Amount

k. Invested Amount                                 $308,988,020.20

l. Pool Factor                                              83.46%

m. Available Subordinated Amount                    $56,261,098.66

n. Reserve Fund Balance                              $1,875,000.00

o. Principal Funding Account                                 $0.00
   Balance
   Yield Supplement Account Balance                  $1,875,000.00
